UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2012 (March 13, 2012)

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01	Regulation FD Disclosure

Attached is a copy of a press release issued by Zions Bancorporation (the “Company”) on March 13, 2012 announcing that the Company received notice from the Federal Reserve System (the “Federal Reserve”) that the Federal Reserve did not object to the Company’s Capital Plan submitted to the Federal Reserve pursuant to the Federal Reserve’s 2012 Capital Plan and Review, and describing certain aspects of that capital plan.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit 99.1	Zions Bancorporation press release dated March 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:              ____________________________
Name:              Thomas E. Laursen
Title:              Executive Vice President,
General Counsel and Secretary

Dated: March 14, 2012